                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL             CASE NO.:    03-13272
       DEBTORS                           REPORTING PERIOD: December, 2004

                            MONTHLY OPERATING REPORT

  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                          FORM NO.        ATTACHED         ATTACHED
Schedule of Cash Receipts and Disbursements                                   MOR-1            X                 X
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1(CONT.)        X
     Copies of bank statements                                                                 X                 X
     Cash disbursements journals
Statement of Operations                                                       MOR-2                              X
Balance Sheet                                                                 MOR-3            X
Status of Postpetition Taxes                                                  MOR-4                              X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                          MOR-4            X
    Listing of aged accounts payable                                          MOR-5            X
Debtor Questionnaire                                                          MOR-5            X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------    ---------------------
Signature of Debtor                              Date

---------------------------------------    ---------------------
Signature of Joint Debtor                        Date

---------------------------------------    ---------------------
Signature of Authorized Individual*              Date

---------------------------------------    ------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
                                                REPORTING PERIOD: December, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                         LASALLE BANK
                     ------------------------------------------------------------------------------------
DECEMBER                 INVESTMENT ACCOUNT                                    INVESTMENT
                     Professional Fee Carve Out  ESTATE CHECKING    PAYROLL   Sale Proceeds
                             8603339105             5800683731    5800683756    8603330591      TOTAL
                     --------------------------  ---------------  ----------  -------------  ------------
BEGINNING CASH             $  2,009,630            $   26,585      $      0    $ 97,660,351   $ 99,696,565
CASH - END OF MONTH        $  2,011,286            $  143,066      $ 47,376    $ 98,527,233   $100,728,961

Notes:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of December 31, 2004, and (iii) an excerpt from the Debtors' cash forecast.

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of December 31, 2004, Estate funds are escrowed as follows: (i) $1.2M as cash collateral for outstanding letters of credit, and (ii) $2.3M for the payment of property taxes and mechanics' liens.

ROUGE INDUSTRIES, INC.                                        CASE NO.: 03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE BANK ACCOUNTS      REPORTING December, 2004
Month ended December 31, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                          $     87,287.34

   Plus
      Receipts
        Funding from LaSalle Investment Account (#8603330591)                      550,000.00
                                                                              ---------------
      Subtotal - Receipts                                                          550,000.00

   Less
      Disbursements
        Clark Hill                                                                 (32,021.36)
        State Street Global Advisors                                               (19,331.01)
        Austin McNichols Insurance                                                 (18,437.50)
        Severstal                                                                  (17,864.00)
        Reed Smith                                                                 (17,250.77)
        Bankers Trust Company                                                      (16,780.25)
        Frost Brown & Todd                                                          (5,000.00)
        GoldbergKohnBellBlackRosenbloom & Moritz                                    (5,000.00)
        Manning Ventures, Inc.                                                      (5,000.00)
        ShawGussisFishmanGlantzWolfson&Towbin                                       (5,000.00)
        Towers Perrin                                                               (3,926.00)
        HCS Resources                                                               (3,448.10)
        DSS Corporation                                                               (795.00)
        Rust Consulting                                                               (754.32)
        Driggers, Schultz, and Herbst                                                 (705.30)
        Social Security Disability Consultants                                        (500.00)
        Unicare                                                                       (323.17)
        US Trustee                                                                    (250.00)
        Service Charge                                                                 (99.03)
        Service Charge - Reversal                                                      188.34
                                                                              ---------------
        Subtotal - Disbursements                                                  (152,297.47)
                                                                              ---------------
   Ending Balance - Bank                                                           484,989.87

      Check Float                                                                 (341,923.91)
                                                                              ---------------
   Ending Balance - Book                                                      $    143,065.96
                                                                              ===============

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                          $ 97,660,350.52

   Plus
      State of Michigan Letter of Credit                                         1,500,000.00
      Interest                                                                      80,752.82
      Unicare Refunds                                                                1,106.50
                                                                              ---------------
      Subtotal - Receipts                                                        1,581,859.32

   Less
      Morris Nichols Arsht & Tunnel                                               (115,477.08)
      Estate Checking Account                                                     (550,000.00)
      Payroll Disbursement                                                         (15,500.00)
      Payroll Disbursement                                                         (34,000.00)
                                                                              ---------------
      Subtotal - Disbursements                                                    (714,977.08)
                                                                              ---------------
   Ending Balance                                                             $ 98,527,232.76
                                                                              ===============

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                          $  2,009,629.74

   Plus
      Interest                                                                       1,656.02
                                                                              ---------------
   Ending Balance                                                             $  2,011,285.76
                                                                              ===============

RII - PAYROLL ACCOUNT (ACCT: #5800683756)
   Beginning Balance                                                          $             -

   Plus
      Transfer from SeverStal                                                       11,964.38
      Funding from LaSalle Investment Account (#8603330591)                         15,500.00
      Funding from LaSalle Investment Account (#8603330591)                         34,000.00

   Less
      Employee Benefit Distributions                                               (14,088.34)
                                                                              ---------------
   Ending Balance                                                             $     47,376.04
                                                                              ===============

                                                                              ---------------
ENDING BALANCE - UNRESTRICTED CASH                                            $100,728,960.52
                                                                              ---------------

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

The Estate opened a new bank account at LaSalle Bank during the month ended December 31, 2004. The new account will be utilized to make employee related disbursements in conjunction with the terms of the Asset Purchase Agreement ("APA").

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of January 21, 2005

                                                       FEB - NOV      DECEMBER      JANUARY        FEBRUARY        MARCH
                                                         Actual        Actual       Forecast       Forecast      Forecast
                                                     -------------  ------------  -------------  -------------  -------------
Beginning Estate Cash                                $ 113,363,867  $ 99,696,654  $ 100,728,960  $ 101,052,709  $ 100,781,167

Satisfaction of Perfected Liens                      $           -  $          -  $           -  $           -  $           -

Pre-Closing Expenses
    Professional Fees                                       52,906
    Taxes                                                        -
    Employment Costs Other Than Taxes:                           -       105,942        159,952         15,000         15,000
    Severance Costs                                              -
    Other Excluded Liabilities                              77,350        14,088         50,000         50,000
                                                     -------------  ------------  -------------  -------------  -------------
     Subtotal - Pre-Closing Expenses                 $     130,256  $    120,030  $     209,952  $      65,000  $      15,000

Post Closing Administrative Expenses:
    Professional Fees                                    3,347,824  $    147,498  $     404,058  $     373,490  $     368,030
    Ordinary Course Professionals                          170,217         1,365         22,000         20,000         20,000
    Other Payroll / Support (1)                            768,470        22,498        100,500        100,500        100,500
    Occupancy Costs                                              -                        3,500          3,500          3,500
    Insurance                                              748,250                            -              -              -
    Bank Fees                                               59,307                        7,500          7,500          7,500
    Other                                                  123,870        19,831        175,000         25,000         25,000
    Post-Close Benefits for Separated Employees (2)      2,602,291       251,950         36,500         35,500          2,500
                                                     -------------  ------------  -------------  -------------  -------------
     Subtotal - Post-Closing Expenses                $   7,820,228  $    443,143  $     749,058  $     565,490  $     527,030

                                                     -------------  ------------  -------------  -------------  -------------
 Total Expenses                                      $   7,950,484  $    563,173  $     959,010  $     630,490  $     542,030

Cash Inflows
    Cancellation of LCs                                  7,770,000     1,500,000      1,224,000              -              -
    Transfer of Funded Professional Fee Carve Out        2,000,000
    Return of Returned Check Reserve                       150,000
    Settlement of County Property Taxes / Refunds            6,193                                     300,000
    Preference Actions                                      18,601
    Other                                                3,421,822        13,071
    Interest Income (at .7% per year)                      553,070        82,409         58,759         58,947         58,789
                                                     -------------  ------------  -------------  -------------  -------------
Total Cash Inflows                                   $  13,919,687  $  1,595,480  $   1,282,759  $     358,947  $      58,789

Distributions
    Bank One                                             8,000,000
    Cleveland-Cliffs                                    11,556,165
    Ford                                                         -
    Reclamation Claimants                                        -                                                    757,557
    Unsecured Creditors                                     80,251
                                                     -------------  ------------  -------------  -------------  -------------
Total Distributions                                  $  19,636,416  $          -  $           -  $           -  $     757,557

                                                     -------------  ------------  -------------  -------------  -------------
ENDING ESTATE CASH                                   $  99,696,654  $100,728,960  $ 101,052,709  $ 100,781,167  $  99,540,368

MEMO
 Cumulative Pmt. of Liabilities Assumed by SNA           9,999,925  $  9,999,925

                                                         APRIL          MAY           JUNE          JULY         AUGUST
                                                        Forecast      Forecast      Forecast      Forecast      Forecast
                                                       ------------  ------------  ------------  ------------  ------------
Beginning Estate Cash                                  $ 99,540,368  $ 98,810,996  $ 98,366,306  $ 98,216,506  $ 97,934,279

Satisfaction of Perfected Liens                        $          -  $          -  $          -  $          -  $          -

Pre-Closing Expenses
    Professional Fees
    Taxes
    Employment Costs Other Than Taxes:                       15,000        10,000        10,000        10,000             -
    Severance Costs
    Other Excluded Liabilities
                                                       ------------  ------------  ------------  ------------  ------------
     Subtotal - Pre-Closing Expenses                   $     15,000  $     10,000  $     10,000  $     10,000  $          -

Post Closing Administrative Expenses:
    Professional Fees                                  $    482,150  $    302,830  $     40,680  $    173,020  $          -
    Ordinary Course Professionals                            20,000        20,000        20,000        20,000        20,000
    Other Payroll / Support (1)                             100,500       100,500       100,500       100,500       100,500
    Occupancy Costs                                           3,500         3,500         3,500         3,500         3,500
    Insurance                                                     -             -             -             -             -
    Bank Fees                                                 7,500         7,500         7,500         7,500         7,500
    Other                                                    25,000        25,000        25,000        25,000        25,000
    Post-Close Benefits for Separated Employees (2)         133,788        33,000             -             -             -
                                                       ------------  ------------  ------------  ------------  ------------
     Subtotal - Post-Closing Expenses                  $    772,438  $    492,330  $    197,180  $    329,520  $    156,500

                                                       ------------  ------------  ------------  ------------  ------------
 Total Expenses                                        $    787,438  $    502,330  $    207,180  $    339,520  $    156,500

Cash Inflows
    Cancellation of LCs                                           -             -             -             -             -
    Transfer of Funded Professional Fee Carve Out
    Return of Returned Check Reserve
    Settlement of County Property Taxes / Refunds
    Preference Actions
    Other
    Interest Income (at .7% per year)                        58,065        57,640        57,380        57,293        57,128
                                                       ------------  ------------  ------------  ------------  ------------
Total Cash Inflows                                     $     58,065  $     57,640  $     57,380  $     57,293  $     57,128

Distributions
    Bank One
    Cleveland-Cliffs
    Ford
    Reclamation Claimants
    Unsecured Creditors
                                                       ------------  ------------  ------------  ------------  ------------
Total Distributions                                    $          -  $          -  $          -  $          -  $          -

                                                       ------------  ------------  ------------  ------------  ------------
ENDING ESTATE CASH                                     $ 98,810,996  $ 98,366,306  $ 98,216,506  $ 97,934,279  $ 97,834,907

MEMO
 Cumulative Pmt. of Liabilities Assumed by SNA

                                                       SEPTEMBER      OCTOBER       NOVEMBER      DECEMBER     CUMULATIVE
                                                        Forecast      Forecast      Forecast      Forecast       TOTAL
                                                      ------------  ------------  ------------  ------------  -------------
Beginning Estate Cash                                 $ 97,834,907  $ 97,735,478  $ 97,635,990  $ 97,536,444  $ 113,363,867

Satisfaction of Perfected Liens                       $          -  $          -  $          -  $          -  $           -

Pre-Closing Expenses
    Professional Fees                                                                                                52,906
    Taxes                                                                                                                 -
    Employment Costs Other Than Taxes:                           -             -             -             -        340,894
    Severance Costs                                                                                                       -
    Other Excluded Liabilities                                                                                      191,438
                                                      ------------  ------------  ------------  ------------  -------------
     Subtotal - Pre-Closing Expenses                  $          -  $          -  $          -  $          -  $     585,238

Post Closing Administrative Expenses:
    Professional Fees                                 $          -  $          -  $          -  $          -  $   5,639,580
    Ordinary Course Professionals                           20,000        20,000        20,000        20,000        413,582
    Other Payroll / Support (1)                            100,500       100,500       100,500       100,500      1,996,967
    Occupancy Costs                                          3,500         3,500         3,500         3,500         42,000
    Insurance                                                    -             -             -             -        748,250
    Bank Fees                                                7,500         7,500         7,500         7,500        149,307
    Other                                                   25,000        25,000        25,000        25,000        593,701
    Post-Close Benefits for Separated Employees (2)              -             -             -             -      3,095,530
                                                      ------------  ------------  ------------  ------------  -------------
     Subtotal - Post-Closing Expenses                 $    156,500  $    156,500  $    156,500  $    156,500  $  12,678,917

                                                      ------------  ------------  ------------  ------------  -------------
 Total Expenses                                       $    156,500  $    156,500  $    156,500  $    156,500  $  13,264,156

Cash Inflows
    Cancellation of LCs                                          -             -             -             -     10,494,000
    Transfer of Funded Professional Fee Carve Out                                                                 2,000,000
    Return of Returned Check Reserve                                                                                150,000
    Settlement of County Property Taxes / Refunds                                                                   306,193
    Preference Actions                                                                                               18,601
    Other                                                                                                         3,434,893
    Interest Income (at .7% per year)                       57,070        57,012        56,954        56,896      1,327,414
                                                      ------------  ------------  ------------  ------------  -------------
Total Cash Inflows                                    $     57,070  $     57,012  $     56,954  $     56,896  $  17,731,102

Distributions
    Bank One                                                                                                      8,000,000
    Cleveland-Cliffs                                                                                             11,556,165
    Ford                                                                                                                  -
    Reclamation Claimants                                                                                           757,557
    Unsecured Creditors                                                                                              80,251
                                                      ------------  ------------  ------------  ------------  -------------
Total Distributions                                   $          -  $          -  $          -  $          -  $  20,393,973

                                                      ------------  ------------  ------------  ------------  -------------
ENDING ESTATE CASH                                    $ 97,735,478  $ 97,635,990  $ 97,536,444  $ 97,436,840  $  97,436,840

                                                                                                              $  97,436,840
MEMO
 Cumulative Pmt. of Liabilities Assumed by SNA                                                                    9,999,925

Notes

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:  03-13272
                                                REPORTING PERIOD: December, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS

                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                   TOTAL      CUMULATIVE
REVENUES                                                RII     RSC    EVELETH  QS STEEL   ADJ.   FEBRUARY  FILING TO DATE
                                                       ------  ------  -------  --------  ------  --------  --------------
Gross Revenues                                                                                     $0.000      $298.036
Less:  Returns and Allowances                                                                                         0
                                                       ------  ------  -------  --------  ------   ------      --------
Net Revenue                                            $0.000  $0.000  $ 0.000  $  0.000  $0.000   $0.000      $298.036
COST OF GOODS SOLD

Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory

                                                       ------  ------  -------  --------  ------   ------      --------
Cost of Goods Sold                                      0.000   0.000    0.000     0.000   0.000    0.000       252.662

Gross Profit                                           $0.000  $0.000  $ 0.000  $  0.000  $0.000   $0.000      $ 45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                         4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                          28.041
Rent and Lease Expense                                                                                            4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                               1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                        14.156
Other (attach schedule)                                                                                          12.726
                                                       ------  ------  -------  --------  ------   ------      --------
Total Operating Expenses Before Depreciation            0.000   0.000    0.000     0.000   0.000    0.000        64.994
Depreciation/Depletion/Amortization                                                                               6.342
                                                       ------  ------  -------  --------  ------   ------      --------
Net Profit (Loss) Before Other Income & Expenses       $0.000  $0.000  $ 0.000  $  0.000  $0.000   $0.000       (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                    0.940
Income from Unconsolidated Subsidiaries                                                                           1.360
Interest Expense                                                                                                  5.015
Other Expense (attach schedule)                                                                                   0.164
                                                       ------  ------  -------  --------  ------   ------      --------
Net Profit (Loss) Before Reorganization Items          $0.000  $0.000  $ 0.000  $  0.000  $0.000   $0.000     ($ 28.840)
REORGANIZATION ITEMS

Professional Fees (1)                                                                                             8.975
Loss from SeverStal Transaction                                                                                 216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes

                                                       ------  ------  -------  --------  ------   ------      --------
Net Profit (Loss)                                      $0.000  $0.000  $ 0.000  $  0.000  $0.000   $0.000     ($254.031)
                                                                                                   ------      --------

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

                                                                      FORM MOR-2

Subsequent to the execution of the Asset Purchase Agreement on January 30, 2004, the Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months. Please see the attached Estate Cash
              Flow for further details of the Debtors' operations

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: December, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                  in $ millions

                                                                    CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                     DECEMBER, 2004
                                                                  FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

Per agreement with the office of the U.S. Trustee, this page left intentionally blank

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272

                                                REPORTING PERIOD: December, 2004

                           CONSOLIDATING BALANCE SHEET

                                  in $ millions

  The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                                                  BOOK VALUE @
                   ASSETS                                 ROUGE    ROUGE STEEL   EVELETH                           12/31/04
CURRENT ASSETS                                         INDUSTRIES    COMPANY    TACONITE  QS STEEL      ADJ.       (DEBTORS)
--------------                                         ----------  -----------  --------  --------  ------------  ------------
Unrestricted Cash and Equivalents                                    $ 100.7                                         $100.7
Restricted Cash and Cash Equivalents                                     3.5                                            3.5
Accounts Receivable (Net)                                  25.3         56.9                11.1        (93.1)          0.2
Notes Receivable                                                                                                        0.0
Inventories                                                                                                             0.0
Prepaid Expenses                                                         0.7                                            0.7
Professional Retainers                                                                                                  0.0
Other Current Assets (attach schedule)                                                                                  0.0
                                                         ------      -------      -----    -----       ------        ------
    TOTAL CURRENT ASSETS                                 $ 25.3      $ 161.9      $ 0.0    $11.1      ($ 93.1)       $105.2
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                                       $  0.0
Machinery and Equipment ("Waste Oxide")                                  9.0                                            9.0
Construction in Progress                                                                                                0.0
Leasehold Improvements                                                                                                  0.0
Vehicles                                                                                                                0.0
Less Accumulated Depreciation                                           (6.0)                                          (6.0)
                                                         ------      -------      -----    -----       ------        ------
    TOTAL PROPERTY & EQUIPMENT                           $  0.0      $   3.0      $ 0.0    $ 0.0       $  0.0        $  3.0
OTHER ASSETS

Long Term Receivable                                                                                                    0.0
Investment in Unconsolidated Subsidiaries                                9.4        2.2                 (11.7)          0.0
Pension Related Assets                                                  15.3                                           15.3
                                                         ------      -------      -----    -----       ------        ------
    TOTAL OTHER ASSETS                                   $  0.0      $  24.7      $ 2.2    $ 0.0      ($ 11.7)       $ 15.3

TOTAL ASSETS                                             $ 25.3      $ 189.6      $ 2.2    $11.1      ($104.8)       $123.5

   LIABILITIES AND OWNER EQUITY                                                                     BOOK VALUE @
                                                                                                      12/31/04
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable                                                                                                     $  0.0
Taxes Payable                                                            1.3                                            1.3
Wages Payable                                                                                                           0.0
Accrued Vacation                                                                                                        0.0
Secured Debt / Adequate Protection Payments(2)                           0.9                                            0.9
Professional Fees                                                                                                       0.0
Other Postpetition Liabilities (attach schedule)                                                                        0.0
                                                         ------      -------      -----    -----       ------        ------
    TOTAL POSTPETITION LIABILITIES                       $  0.0      $   2.2      $ 0.0    $ 0.0       $  0.0        $  2.2

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                            75.2                                           75.2
Priority Debt                                                            9.1        0.2      0.2                        9.6
Unsecured Debt                                             39.0        302.8        0.0     42.7        (93.1)        291.4
                                                         ------      -------      -----    -----       ------        ------
    TOTAL PRE-PETITION LIABILITIES                       $ 39.0      $ 387.1      $ 0.3    $43.0      ($ 93.1)       $376.2

    TOTAL LIABILITIES                                    $ 39.0      $ 389.3      $ 0.3    $43.0      ($ 93.1)       $378.4

    OWNER EQUITY

Capital Stock                                                        $   0.2                                         $  0.2
Additional Paid-In Capital                                             130.3                                          130.3
Retained Earnings - Pre-Petition                          (13.6)       (59.6)       2.0      8.6                      (62.6)
Retained Earnings - Post-Petition                          (0.1)      (222.6)              (40.5)       (11.7)       (274.8)
Additional Minimum Pension Liability                                   (48.0)                                         (48.0)
                                                         ------      -------      -----    -----       ------        ------
    NET OWNER EQUITY                                    ($ 13.6)    ($ 199.6)     $ 2.0   ($31.9)     ($ 11.7)      ($254.9)

TOTAL LIABILITIES AND OWNERS' EQUITY                     $ 25.3      $ 189.6      $ 2.2    $11.1      ($104.8)       $123.5

                                                                    BOOK VALUE @
                   ASSETS                              ADJUSTMENTS    12/31/04
CURRENT ASSETS                                             (1)         (SNA)
                                                       -----------  ------------
Unrestricted Cash and Equivalents                            -        $ 100.7
Restricted Cash and Cash Equivalents                         -            3.5
Accounts Receivable (Net)                                  0.1            0.3
Notes Receivable                                             -              -
Inventories                                                  -              -
Prepaid Expenses                                           0.2            1.0
Professional Retainers                                       -              -
Other Current Assets (attach schedule)                       -              -
                                                         -----        -------
    TOTAL CURRENT ASSETS                                   0.4        $ 105.6
PROPERTY AND EQUIPMENT
Real Property and Improvements                               -              -
Machinery and Equipment ("Waste Oxide")                      -            9.0
Construction in Progress                                     -              -
Leasehold Improvements                                       -              -
Vehicles                                                     -              -
Less Accumulated Depreciation                                -           (6.0)
                                                         -----        -------
    TOTAL PROPERTY & EQUIPMENT                           $ 0.0            3.0
OTHER ASSETS

Long Term Receivable                                       8.5            8.5
Investment in Unconsolidated Subsidiaries                    -            0.0
Pension Related Assets                                       -           15.3
                                                         -----        -------
    TOTAL OTHER ASSETS                                     8.5           23.8

TOTAL ASSETS                                               8.9         $132.4

   LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable                                             -           $0.0
Taxes Payable                                                -            1.3
Wages Payable                                                -              -
Accrued Vacation                                             -              -
Secured Debt / Adequate Protection Payments(2)             3.1            4.0
Professional Fees                                            -              -
Other Postpetition Liabilities (attach schedule)             -              -
                                                         -----        -------
    TOTAL POSTPETITION LIABILITIES                         3.1            5.3

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                 -           75.2
Priority Debt                                             (2.8)           6.9
Unsecured Debt                                            11.3          302.7
                                                         -----        -------
    TOTAL PRE-PETITION LIABILITIES                       $ 8.5         $384.7

    TOTAL LIABILITIES                                     11.6         $390.0

OWNER EQUITY

Capital Stock                                                -            0.2
Additional Paid-In Capital                                   -          130.3
Retained Earnings - Pre-Petition                             -          (62.6)
Retained Earnings - Post-Petition                         (2.7)        (277.5)
Additional Minimum Pension Liability                         -          (48.0)
                                                         -----        -------
    NET OWNER EQUITY                                      (2.7)        (257.6)

TOTAL LIABILITIES AND OWNERS' EQUITY                     $ 8.9         $132.4

NOTES:                                                                $0.0003000

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272

                                                REPORTING PERIOD: December, 2004

                       BALANCE SHEET - CONTINUATION SHEET

                                  in $ millions

                          ASSETS                                  DECEMBER, 2004
Other Current Assets

Other Assets

           LIABILITIES AND OWNER EQUITY                           DECEMBER, 2004
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

      Per an agreement with the office of the U.S. Trustee, this page left intentionally blank.

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: December, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                              DECEMBER, 2004
                          -----------------------------------------------------------
                           BEGINNING    AMOUNT                               ENDING
                              TAX     WITHHELD OR  AMOUNT  DATE  CHECK NO.    TAX
                           LIABILITY    ACCRUED     PAID   PAID   OR EFT    LIABILITY
FEDERAL                   ----------  -----------  ------  ----  ---------  ---------
Withholding                     0          0           0                         0
FICA-Employee                   0          0           0                         0
FICA-Employer                   0          0           0                         0
Unemployment                    0          0           0                         0
Income                          0          0           0                         0
                             ----       ----        ----                      ----
   Total Federal Taxes       $0.0       $0.0        $0.0                      $0.0
                             ----       ----        ----                      ----
STATE AND LOCAL
Withholding                     0          0           0                         0
Sales and Use                   0          0           0                         0
Excise                          0          0           0                         0
Unemployment                    0          0           0                         0
Real Property                   0          0           0                         0
Income and Franchise
Personal Property               0          0           0                         0

                             ----
   Total State and Local      0.0

TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                      NUMBER OF DAYS PAST DUE (@ 12/31/04)

                                           Current  0-30  31-60  61-90  Over 90  Total
                                           -------  ----  -----  -----  -------  -----
Accounts Payable
Wages Payable
Taxes Payable                                 1.3                                  1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments     4.0                                  4.0
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)

                                           ------                                -----
TOTAL POSTPETITION DEBTS                    $ 5.3                                $ 5.3

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

The Debtors have timely filed returns and made payments for any tax liabilities incurred during the post-petition period with the exception of the Estate's 2003 Federal and State Income Tax Returns which are currently under review by an accounting firm.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272

                                                REPORTING PERIOD: December, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                       12/31/04
                                                                        ---------
Total Accounts Receivable at the beginning of the reporting period      $       -
 + Amounts reclassed during the period                                          -
 - Amounts collected during the period                                          -
                                                                        ---------
Total Accounts Receivable at the end of the reporting period            $       -

ACCOUNTS RECEIVABLE AGING                                                12/31/04
                                                                        ---------
     Unbilled amounts (est.)(1)                                         $     0.2
     0 - 30 days old                                                            -
     31 - 60 days old                                                           -
     61 - 90 days old                                                           -
     91+ days old                                                               -
                                                                        ---------
     Total Accounts Receivable                                                0.2
     Plus: Reserves for Doubtful Accounts                                       -
                                                                        ---------
     Accounts Receivable (Gross)                                        $     0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                    YES           NO
1. Have any assets been sold or transferred outside the normal course of
   business this reporting period? If yes, provide an explanation below.                      X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
   below.                                                                                     X

3. Have all postpetition tax returns been timely filed? If no, provide an
   explanation below.(2)                                                                      X

4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation below.                     X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

2) The Estate's Federal and State Income Tax returns are currently under review by an accounting firm.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.

135 South LaSalle Street
Chicago. Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT  UPDATE

096                                             Enclosure(s)                 19
ROUGE INDUSTRIES, INC                           Statement Date:        12/31/04
DEBTOR IN POSSESSION -DISBURSING ACCOUNT        Page 1 of 1
CASE NO 03-13272                                Account Number       5800683731
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

Statement Period:    5800683731
                     12/01/04 - 12/31/04    Beginning Balance:         87,287.34
                                            Deposits and Additions:   550,188.34
                                            Checks/Debits/Fees:       152,485.81
                                            Ending Balance:           484,989.87

CHECKS

  DATE          CHEEK #    REFERENCE     AMOUNT       DATE        CHECK #     REFERENCE        AMOUNT
12/02/04         1148      21607330         795.00    12/21/04     1167       51927925            705.30
12/06/04 *       1157      30604963      18,437.50    12/27/04     1168       68021156          5,000.00
12/08/04 *       1159      47021387         950.13    12/22/04     1169       08480774          5,000.00
12/08/04         1160      47022256      17,250.77    12/22/04     1170       38328096          2,497.97
12/06/04         1161      50826718         754.32    12/27/04     1171       68821835          5,000.00
12/09/04         1162      73405772      17,864.00    12/21/04     1172       73909414          5,000.00
12/07/04         1163      62025384       3,926.00    12/23/04     1173       94539639            500.00
12/07/04         1164      72517527         250.00    12/30/04     1174       51026757         19,331.01
12/06/04         1165      48107491         300.00    12/22/04     1175       57410113             23.17
12/22/04         1166      38328100      32,021.36

* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE          DESCRIPTION                              WITHDRAWALS        DEPOSITS
12/13/04      ACCOUNT ANALYSIS FEES                         99.03
12/17/04      INTERNAL TRFR CREDIT REF                                    200,000.00
              # 041217003927
12/23/04      INTERNAL TRFR CREDIT                                        350,000.00
              REF # 041223007743
12/27/04      DEPOSIT BY MAIL                                                 188.34
12/29/04      QUALIFIED TERMINAL DOM WIRE               16,780.25
              REF # 041229007328

DAILY ACCOUNT SUMMARY

DATE              WITHDRAWALS     DEPOSITS      BALANCE
11/30/04                                         87,287.34
12/02/04              795.00                     86,492.34
12/06/04           19,491.82                     67,000.52
12/07/04            4,176,00                     62,824.52
12/08/04           18,200,90                     44,623.62
12/09/04           17,864.00                     26,759.62
12/13/04               99.03                     26,660.59
12/17/04                          200,000.00    226,660.59
12/21/04            5,705.30                    220,955.29
12/22/04           39,542.50                    181,412.79
12/23/04              500.00      350,000.00    530,912.79
12/27/04           10,000.00          188.34    521,101.13
12/29/04           16,780.25                    504,320.88
12/30/04           19,331.01                    484,989.87

IMPORTANT  INFORMATION

                                                                End of Statement

LASALLE BANK N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA                                    Enclosure(s)                  0
ROUGE INDUSTRIES INC DIP                  Statement Date:        12/31/04
DEBTOR IN POSSESSION-PAYROLL ACCOUNT      Page 1 of 1
CASE NO 03-13272                          Account Number       5800683756
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-3250

                            5800683756
Statement Period:  12/17/04 - 12/31/01   Beginning Balance:                  .00
                                         Deposits and Additions:       61,464.38
                                         Checks/Debits/Fees:           14,088.34
                                         Ending Balance:               17,376.04

OTHER WITHDRAWALS AND DEPOSITS

  DATE        DESCRIPTION                         WITHDRAWALS      DEPOSITS
12/17/04      INTERNAL TRFR CREDIT                                 11,964.38
              REF # 041217009967
12/17/04      INTERNAL TRFR CREDIT                                 15,500.00
              REF # 041217007626
12/17/04      OUTGOING WIRE-TELE NON-REP           14,088.34
              REF # 041217011092
12/29/04      INTERNAL TRFR CREDIT                                 34,000.00
              REF # 041229005011

DAILY ACCOUNT SUMMARY

DATE                   WITHDRAWALS    DEPOSITS         BALANCE
12/16/04                                                     .00
12/17/04                14,088.34     27,464.38        13,376.04
12/29/04                              34,000.00        47,376.04

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE Bank N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)90-7272

MONTHLY CLIENT UPDATE

096 NA                                          ENCLOSURE(S)                  0
ROUGE INDUSTRIES, INC                           STATEMENT DATE:        12/31/04
DEBTOR IN POSSESSION SALES PROCEEDS ACCT        PAGE 1 OF 1
CASE NO 03-13272                                ACCOUNT NUMBER       8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:          8603330591
Number of Days This Period:       31 Days  Beginning Balance:      97,660,350.52
Avg. Available Balance:     97,976,278.75  Deposits and Additions:  1,501,106.50
Interest Earned This Year:     553,341.92  Interest Paid:              80,752.82
                                           Checks/Debits/Fees:        714,977.08
                                           Ending Balance:         98,527,232.76

OTHER WITHDRAWALS AND DEPOSITS

DATE          DESCRIPTION                             WITHDRAWALS              DEPOSITS
12/17/04      DEPOSIT                                                              756.50
12/17/04      INTERNAL TRANSFER-TERMINAL               15,500.00
              REF # 041217007626
12/17/04      INTERNAL TRANSFER-TERMINAL              200,000.00
              REF # 041217003927
12/21/04      WIRE TRANSFER - INCOMING                                       1,500,000.00
              REF # 041221007888
12/23/04      INTERNAL TRANSFER-TERMINAL              350,000.00
              REF # 041223007743
12/29/04      INTERNAL TRANSFER-TERMINAL               34,000.00
              REF # 041229005011
12/30/04      DEPOSIT                                                              350.00
12/30/04      QUALIFIED TERMINAL DOM WIRE             115,477.08
              REF # 041230006799
12/31/04      INTEREST PAID                                                     80,752.82

DAILY ACCOUNT SUMMARY

DATE                WITHDRAWALS         DEPOSITS         BALANCE
11/30/04                                              97,660,350.52
12/17/04            215,500.00              756.50    97,445,607.02
12/21/04                              1,500,000.00    98,945,607.02
12/23/04            350,000.00                        98,595.607.02
12/29/04             34,000.00                        98,561.607.02
12/30/04            115,477.08              350.00    98,446.479.94
12/31/04                                 80,752.82    98,527.232.76

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N. A.
135 South LaSalle Street
Chicago Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA                          ENCLOSURE(S)                   0
ROUGE INDUSTRIES, INC D-I-P     STATEMENT DATE:         12/31/04
PROFESSIONAL FEE CARVE OUT      PAGE 1 OF 1
CASE NO 03-1372
DSI ATTENTION STEVEN VICTOR     ACCOUNT NUMBER        8603339105
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:         8603339105
Number of Days This Period:      31 Days   Beginning Balance:       2,009,629.74
Avg. Available Balance:     2,009,629.74   Deposits and Additions:           .00
Interest Earned This Year:     11,285.76   Interest Paid:               1,656.02
                                           Checks/Debits/Fees:               .00
                                           Ending Balance:          2,011,285.76
OTHER WITHDRAWALS AND DEPOSITS

  DATE           DESCRIPTION                WITHDRAWALS     DEPOSITS
12/31/04        INTEREST PAID                              1,656.02

DAILY ACCOUNT SUMMARY

  DATE                                      WITHDRAWALS     DEPOSITS        BALANCE
11/30/04                                                                 2,009,629.74
12/31/04                                                    1,656.02     2,011,285.76

IMPORTANT INFORMATION

                                                                End of Statement